SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2002

THQ INC.

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction
of incorporation or organization)

Commission File Number: 0-18813

13-3541686
(I.R.S. employer identification no.)

27001 Agoura Road, Suite 325
Calabasas Hills, California 91301
(Address of principal executive
offices, including zip code)

(818) 871-5000
(Registrant’s telephone number,
including area code)

Item 5. Other Events.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99

Item 5. Other Events.

     A. 50% Stock Dividend

     On March 8, 2002, the Registrant announced that its Board of Directors had declared a three-for-two stock split to be effected by a 50% stock dividend (the “Stock Split”) to be distributed on or about April 9, 2002 (the “Stock Dividend Date”) to stockholders of record of the Registrant’s common stock, $.01 par value (“Common Stock”), as of the close of business on March 26, 2002. In connection therewith, on the Stock Dividend Date, the Registrant issued an additional 13,109,457 shares of Common Stock thereby increasing its issued shares to 39,330,463.

     In accordance with the Amended and Restated Rights Agreement, dated as of August 22, 2001 (which agreement is Exhibit 4.1 hereto and is hereby incorporated by reference herein), as amended by the First Amendment to the Amended and Restated Rights Agreement, dated as of April 9, 2002 (which amendment is Exhibit 4.2 hereto and is hereby incorporated by reference herein) and as may be further amended, restated, supplemented or otherwise modified (the “Rights Agreement”), between the Registrant and Computershare Investor Services, L.L.C., as Rights Agent, until the Stock Dividend Date each share of common stock was accompanied by one Preferred Stock Purchase Right (a “Right”) with a redemption price of $.001 per Right. Each such Right, after becoming exercisable and until its expiration or redemption, entitled the holder to purchase from the Registrant one one-thousandth (1/1000) of a share of the Registrant’s Series A Junior Participating Preferred Stock (“Preferred Stock”) at an exercise price of $100 per Right.

     Taking into account the Stock Split, effective as of the Stock Dividend Date, the number of Rights associated with each share of Common Stock will be adjusted from one Right to two-thirds (2/3) of a Right. The purchase price for each one one-thousandth (1/1000) of a share of Preferred Stock will be $100. However, since each share of Common Stock will have only two-thirds of a Right attached to it, when the holder of a share of Common Stock exercises that two-thirds (2/3) of a Right, the holder will pay $66.66-2/3 rather than $100 and will receive 2/3000th of a share of Preferred Stock. The redemption price per Right remains at $.001 per Right. The description of the Rights contained herein does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the Certificate of Designation establishing the Preferred Stock (which is Exhibit A thereto).

     B. Rule 416 Adjustment to Registration Statements

     Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the number of shares of Common Stock and the number of Rights associated therewith registered for sale under the Securities Act pursuant to the following Registration Statements on Form S-3 and S-8, but remaining unsold as of March 26, 2002, have been deemed to be adjusted accordingly to reflect the Stock Split effected on April 9, 2002.

•	Registration Statement on Form S-8 (Reg. No. 333-30655) filed with the Securities and Exchange Commission (the “SEC”) on July 2, 1997.

•	Registration Statement on Form S-8 (Reg. No. 333-74747) filed with the SEC on March 19, 1999.

•	Registration Statement on Form S-8 (Reg. No. 333-74715) filed with the SEC on March 19, 1999.

•	Registration Statement on Form S-8 (Reg. No. 333-78521) filed with the SEC on May 14, 1999.

•	Registration Statement on Form S-8 (Reg. No. 333-78567) filed with the SEC on May 14, 1999.

•	Registration Statement on Form S-8 (Reg. No. 333-83725) filed with the SEC on July 26, 1999.

•	Registration Statement on Form S-8 (Reg. No. 333-35806) filed with the SEC on April 27, 2000.

•	Registration Statement on Form S-8 (Reg. No. 333-62502) filed with the SEC on June 7, 2001.

•	Registration Statement on Form S-8 (Reg. No. 333-84010) filed with the SEC on March 8, 2002.

•	Registration Statement on Form S-3 (Reg. No. 333-32221) filed with the SEC on July 28, 1997.

•	Registration Statement on Form S-3 (Reg. No. 333-60277) filed with the SEC on July 31, 1998.

•	Registration Statement on Form S-3 (Reg. No. 333-70335) filed with the SEC on January 8, 1999.

•	Registration Statement on Form S-3 (Reg. No. 333-85269) filed with the SEC on August 16, 1999.

•	Registration Statement on Form S-3 (Reg. No. 333-92361) filed with the SEC on December 8, 1999.

•	Registration Statement on Form S-3 (Reg. No. 333-32526) filed with the SEC on March 15, 2000.

•	Registration Statement on Form S-3 (Reg. No. 333-40698) filed with the SEC on June 30, 2000.

•	Registration Statement on Form S-3 (Reg. No. 333-47914) filed with the SEC on October 13, 2000.

•	Registration Statement on Form S-3 (Reg. No. 333-81170) filed with the SEC on January 22, 2002.

•	Registration Statement on Form S-3MEF (Reg. No. 333-84932) filed with the SEC on March 26, 2002.

Exhibit No.	Description of Exhibit

4.1	Amended and Restated Rights Agreement, dated as of August 22, 2001 between the Registrant and Computershare Investor Services, LLC, as Rights Agent, which includes the form of the Amended Certificate of Designation setting forth the terms of the Series A Junior Participating Preferred Stock as Exhibit A (incorporated by reference to Exhibit 1 to Amendment No. 2 to the Registrant’s Registration Statement on Form 8-A filed on August 28, 2001).

4.2	First Amendment to Amended and Restated Rights Agreement, dated as of April 9, 2002 between the Registrant and Computershare Investor Services, LLC, as Rights Agent, which includes the form Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C (incorporated by reference to Exhibit 2 to Amendment No. 3 to the Registrant’s Registration Statement on Form 8-A filed on April 12, 2002).

99*	Press Release dated April 10, 2002.

*	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

By:	/s/ Fred A. Gysi

Fred A. Gysi, Senior Vice President — Finance and Administration

Date: April 11, 2002

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

4.1	Amended and Restated Rights Agreement, dated as of August 22, 2001 between the Registrant and Computershare Investor Services, LLC, as Rights Agent, which includes the form of the Amended Certificate of Designation setting forth the terms of the Series A Junior Participating Preferred Stock as Exhibit A (incorporated by reference to Exhibit 1 to Amendment No. 2 to the Registrant’s Registration Statement on Form 8-A filed on August 28, 2001).

4.2	First Amendment to Amended and Restated Rights Agreement, dated as of April 9, 2002 between the Registrant and Computershare Investor Services, LLC, as Rights Agent, which includes the form Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C (incorporated by reference to Exhibit 2 to Amendment No. 3 to the Registrant’s Registration Statement on Form 8-A filed on April 12, 2002).

99*	Press Release dated April 10, 2002.

*	Filed herewith.